                                 EXHIBIT 10.39



                                LEASE AGREEMENT
                                ---------------


     This Lease Agreement is made between EXBER, INC., a Nevada corporation whose mailing address is 600 E. Fremont Street, Las Vegas, Nevada 89101 ("Lessor"), and SHOWBOAT OPERATING COMPANY, a Nevada corporation, whose mailing address is 2800 Fremont Street, Las Vegas, Nevada 89104 ("Lessee"), with respect to the following:

          WHEREAS, Lessor is the fee title owner of the property described in Exhibit "A" annexed hereto; and

          WHEREAS, Lessor is the Sublessee of a certain Sublease dated November 5, 1966, recorded November 10, 1966, as Instrument No. 608645 in the Official Records of Clark County, Nevada, which leases a parcel of property which is described in such Sublease which is annexed hereto as Exhibit "B" (the "Sublease"); and

          WHEREAS, Lessor agrees to lease (and sublease) and Lessee agrees to take a lease (and Sublease) to the property described in Exhibits "A" and "B".

     Now, therefore in consideration of the mutual promises herein and other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the Lessor and Lessee agree as follows:


                                   ARTICLE I
                                   ---------

     1.   Lessor's Demise.  Upon the terms and conditions hereinafter set forth,
          ---------------
and in consideration of the payment from time to time by the Lessee of the rents hereinafter set forth and in consideration of the prompt performance continuously by the Lessee of each and every of the covenants and agreements hereinafter contained, to be kept and performed by the lessee, the performance of each and every of which is declared to be an integral part of the consideration to be furnished by the Lessee, the Lessor does lease, let and demise to the Lessee and the Lessee does hereby lease of and from the Lessor, the following described premises, situate, lying and being in Clark County, State of Nevada, described in Exhibit "A" and "B" annexed hereto.

     2.   Conditions.  The demise is likewise made subject to the following:
          ----------

          a. Conditions, restrictions and limitations, if any, there be now appearing of record;

          b. Zoning ordinance of the City of Las Vegas and the State of Nevada, and any other governmental body now existing or which may hereafter exist by reason of any legal authority during the life of this Lease;

          c. The proper performance by the Lessee of all of the terms and conditions contained in this Lease and in the Sublease.


                                   ARTICLE II
                                   ----------

                            TERM AND EXTENDED TERMS
                            -----------------------

     1.   Fixed Term.  The term of this Lease shall commence February 15, 1994
          ----------
and shall expire February 19, 1999.

     2.   Option to Extend Term.  Lessee is given the option to extend the term
          ---------------------
of this Lease and all the provisions contained therein for four (4) terms of five (5) years each ("Extended Terms") following the expiration of the initial term by giving notice of the exercise of the option to Lessor at least six (6) months before the expiration of the term or of any Extended Term, provided that, if Lessee is in default on the date of giving any option notice, the option notice shall be totally ineffective, or if the Lessee is in default on the date any Extended Term is to commence, the Extended Term shall not commence and the Lease shall expire at the end of the initial term or at the end of such Extended Term. In the event the Lease is extended for the Extended Term, the Extended Term shall be upon the same terms, conditions and provisions as the initial Term.


                                  ARTICLE III
                                  -----------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     1.   Title.  The Lessor represents that it is the fee title owner of the
          -----
property described on Exhibit "A" and that it holds an assignable leasehold interest in the property described on Exhibit "B".

     2.   Compliance with Sublease.  Lessor shall comply with and be bound by
          ------------------------
and shall not breach or default under any of the terms, covenants or provisions of the Sublease, and neither the Sublease or any material provision thereof which could have a material adverse affect on Lessee shall be amended, modified, changed, surrendered, or terminated without Lessee's prior written consent which consent shall not be unreasonably withheld or delayed. Lessor has exercised all options to extend the term of the Sublease to November 30, 2000.

     3.   Liens.  Lessor warrants and agrees that other than deminimis matters
          -----
having no bearing on Lessee's lawful and quiet use and enjoyment of the premises by Lessee and no part of the premises, other than the Sublease, is subject to any existing encumbrance, easement, reservation, right, right-of-way, agreement, lien, covenant, condition, restriction or other defect in or cleared upon its title.

     4.   Utilities.  At the time Lessee will take possession of the premises,
          ---------
all necessary utilities, including electricity, water, sewerage and gas will be available.

     5.   Obey Laws.  Lessee shall obey and observe all ordinances, laws, rules
          ---------
and regulations lawfully relating to the premises, or the use thereof, and will not use or permit the use of the premises or any part thereof for the purpose of carrying on any illegal or immoral business or occupation or for the maintenance of any nuisance.


                                   ARTICLE IV
                                   ----------

                                      RENT
                                      ----

     1.   Rent.  The rent which the Lessee agrees to pay to the Lessor is Ten
          ----
Thousand Eight Hundred Thirty-three Dollars ($10,833.00) together with payment of the rent and all other charges to be paid by the Sublessee under the Sublease, the present monthly rental under such Sublease being Two Thousand Sixty-Two and 80/100 Dollars (2,262.80) per month. All rent payments shall be paid on the first day of each month in advance.

     2.   Place of Payment.  Rent shall be payable at such place as the Lessor
          ----------------
may specify, in writing, from time to time, and a place once specified as the place for the payment of rent shall be such until it shall have been changed by written notice given unto the Lessee by the Lessor, in the manner hereinafter prescribed for the giving of notice.

     3.   Net Lease.  It is the purpose and intent of the Lessor and Lessee that
          ---------
the rent, hereinabove provided to be paid to the Lessor by the Lessee, be absolutely net to Lessor, so that this Lease shall, except as hereinafter provided to the contrary, yield net to Lessor the rent, as hereinabove provided, to be paid in each year during the term of this Lease, and that all costs, expenses and obligations of every kind or nature whatsoever relating to the demised premises, or any improvements thereon, which may arise or become due during the term of this Lease, shall be paid by the Lessee and that the Lessor shall be indemnified and saved harmless by the Lessee from and against the same.


                                   ARTICLE V
                                   ---------

                                PAYMENT OF TAXES
                                ----------------

     1.   Lessee's Obligations.  The Lessee covenants and agrees with the Lessor
          --------------------
that the Lessee shall pay, before any fine, penalty, interest or cost may be added thereto, or become due or be imposed by operation of law for the nonpayment thereof, all taxes, assessments, water and sewer rents, rates and charges, transit taxes, charges for public utilities, excises, levies, licenses and permit fees and other governmental charges, general and special ordinary and extraordinary, unforeseen, of any kind and nature whatsoever, which at any time during the term of this Lease may be assessed, levied, confirmed, imposed upon or grow or become due and payable out of or in respect of, or become a lien on, the demised premises, or any improvements thereon, or any part thereof or any appurtenance thereto, or any use or occupation of the demised premises, and such franchises as may be appurtenant to the use of the demised premises, or any document (to which the Lessee is a party) creating or transferring an interest or estate in the demised premises.

     2.   Obligations Altered.  Nothing herein contained shall require the
          -------------------
Lessee to pay municipal, state or federal income taxes assessed against the Lessor, municipal, state or federal capital levy, estate, succession, inheritance or transfer taxes of the Lessor, corporate franchise taxes imposed upon any corporate owner of the fee of the demised premises.

     3.   Mode of Payment.  The parties hereto agree that the Lessee shall pay
          ---------------
the taxes and other charges as enumerated in this Article of the Lease and shall deliver official receipts evidencing such payment unto the Lessor, at the place at which rental payments are required to be made, which payment of taxes shall be made and the receipts delivered in accordance with the law then in force governing the payment of such tax or taxes. If, however, the Lessee desires to contest the validity of any tax or tax claim, the Lessee may do so without being in default hereunder as to the Lessee's obligation to pay taxes, provided the Lessee gives the Lessor notice of the Lessee's intention to do so and furnishes the Lessor with a bond with a surety made by a surety company qualified to do business in the State of Nevada, or pays cash to a recognized escrow agent in Clark County, one and one-half times the amount of the tax item or items intended to be contested, conditioned to pay such tax or tax items when the validity thereof shall have been determined, and which written notice and bond or equivalent cash shall be given by the Lessee to the Lessor, not later than a day which is sixty (60) days before the tax item or items proposed to be contested would otherwise become delinquent. Lessor will cooperate fully in any such contest.

     4.   Lessee's Default.  In the event that the Lessee shall fail, refuse or
          ----------------
neglect to make any or either of the payments in this Article required, then the Lessor may, at its option, pay the same, and the amount or amounts of money so paid, including reasonable attorneys' fees and expenses which might have been reasonable incurred because of or in connection with such payments, together with interest on all such amounts, at the rate of ten percent (10%) per annum, shall be repaid by the Lessee to the Lessor, upon the demand of the Lessor, and the payment thereof may be collected or enforced by the Lessor in the same manner as though such amount were an installment or rent specifically required by the terms of this Lease to be paid by the Lessee to the Lessor, upon the day when the Lessor demands repayment thereof or reimbursement therefor of and from the Lessee; but the election of the Lessor to pay such taxes shall not waive the default thus committed by the Lessee.

     5.   Proration.  The foregoing notwithstanding, the parties hereto
          ---------
understand and agree that the taxes for the first and last years of the terms herein shall be prorated proportionately between the Lessor and the Lessee.


                                   ARTICLE VI
                                   ----------

               LESSOR'S INTEREST NOT SUBJECT TO MECHANIC'S LIENS
               -------------------------------------------------

     1.   No Lien.  All persons to whom these presents may come are put on
          -------
notice of the fact that the Lessee shall never, under circumstances, have the power to subject the interest of the Lessor in the premises to any mechanics' or materialmen's liens or lien of any kind, unless a specific provision to the contrary authorizing in specific terms the creation of such lien or liens, is elsewhere herein contained. Lessee agrees to give notice to Lessor fifteen (15) days prior to commencement of any construction on the leased premises in order that a notice of non-responsibility may be posted thereon.

     2.   Release of Lien.  The Lessee covenants and agrees with the Lessor that
          ---------------
the Lessee will not permit or suffer to be filed or claimed against the interest of the Lessor in the demised premises during the continuance of this Lease, any lien or claim of any kind (excepting for the mortgage referred to in Article XIII hereinafter contained), and if such lien be claimed or filed, it shall be the duty of the Lessee, within thirty (30) days after the Lessor shall have been given written notice of such a claim having been filed among the Public Records of Clark County, Nevada, or within thirty (30) days after the Lessor shall have been given written notice of such claim and shall have transmitted written notice of the receipt of such claim unto the Lessee (whichever thirty (30) day period expires earlier) to cause the premises to be released from such claim, either by payment or by the posting of bond or by the payment unto the court of the amount necessary to relieve and release the premises from such claim, or in any other manner which, as a matter law, will result, within such period of thirty (30) days, in releasing the Lessor and the title of the Lessor from such claim; and the Lessee covenants and agrees, within such period of thirty (30) days, so as to cause the premises and the Lessor's interest therein to be released from the legal effect of such claim.


                                  ARTICLE VII
                                  -----------

                         REMEDIES AND RIGHTS OF LESSOR
                         -----------------------------

     1.   Governing Law.  All of the rights and remedies of the respective
          -------------
parties shall be governed by the provisions of this instrument and by the laws of the State of Nevada.

     2.   Rights of Lessor.  During the continuance of the Lease, the Lessor
          ----------------
shall have all rights and remedies which this Lease and the laws of the State of Nevada assures to it. All rights and remedies accruing to the Lessor shall be cumulative, that is, the Lessor may pursue such rights as the law and this Lease affords to him in whatever order the Lessor desires and the law permits without being compelled to resort to any one remedy in advance of any other.


                                  ARTICLE VII
                                  -----------

                  INDEMNIFICATION OF LESSOR AGAINST LIABILITY
                  -------------------------------------------

     1.   Indemnification by Lessee.  The Lessee covenants and agrees with
          -------------------------
Lessor that during the entire term of the Lease, the Lessee will indemnify and save harmless the Lessor against any and all claims, debts, demands or obligations which may be made against the Lessor or against the Lessor's title in the premises, arising by reason of, or in connection with, any alleged act or omission of the Lessee or any person claiming under, by or through the Lessee which occurred from the date of this Lease; and if it becomes necessary for the Lessor to defend any action seeking to impose any such liability, the Lessee will pay the Lessor all costs of court and reasonable attorneys' fees incurred by the Lessor in effecting such defense in addition to any other sums which the Lessor may be called upon to pay by reason of the entry of a judgment against the Lessor in the litigation in which such claim is asserted.

     2.   Indemnification by Lessor.  The Lessor covenants and agrees with
          -------------------------
Lessee that during the entire term of the Lease, the Lessor will indemnify and save harmless the Lessee against any and all claims, debts, demands or obligations which may be made against the Lessee or against the Lessee's title in the premises, arising by reason of, or in connection with any alleged act or omission of the Lessor or any claiming under, by or through the Lessor which occurred prior to the commencement date of this Lease; and if it becomes necessary for the Lessee to defend any action seeking to impose any such liability, the Lessor will pay the Lessee all costs of court and reasonable attorneys' fees incurred by the Lessee in effecting such defense in addition to any other sums which the Lessee may be called upon to pay by reason of the entry of a judgment against the Lessee in the litigation in which such claim is asserted.

     3.   Insurance.  From the time when the Lessee commences construction on
          ---------
the demised premises or any part thereof, or from and after any earlier date when the Lessee makes actual use of and occupies the demised premises, or any parts thereof, the Lessee will cause to be written a policy or policies of insurance in the form generally known as public liability and/or owners', landlord and tenant policies and boiler insurance policies and elevator insurance policies, when there be boilers and elevators included in any improvements located on the demised premises, insuring the Lessee against any and all claims and demands made by any person or persons whomsoever for injuries received in connection with the operation and maintenance of the premises, improvements and buildings located on the demised premises or for any other risk insured against by such policies, each class of which policies shall have been written within limits of not less than $1,000,000 for damages incurred or claimed by any one person for bodily injury, or otherwise, plus $100,000 damages to property, and for not less than $1,000,000 for damages incurred or claimed by more than one person for bodily injury, or otherwise, plus $100,000 damages to property. All such policies shall name the Lessee and the Lessor, as their respective interest may appear, as the persons assured by such policies; and the original or a duplicate original of each of such policy or policies shall be delivered by the Lessee to the Lessor promptly upon the writing of such policies, together with adequate evidence of the fact that the premiums are paid.

                                  ARTICLE IX
                                  ----------

                        FIRE AND WIND DAMAGE INSURANCE
                        ------------------------------

          1.  Lessee's Obligation.  The Lessee covenants and agrees with Lessor
              -------------------
that from and after the time when the Lease commences, the Lessee will keep insured any and all buildings and improvements upon the said premises against all buildings and improvements upon the said premises against all loss or damage by fire and windstorm, and what is generally termed in the insurance trade as "extended coverage," which said insurance will be maintained in an amount which will be sufficient to prevent any party in interest from being or becoming a co-insurer on any part of the risk, which amount shall not be less than the full replacement value, and all of such policies of insurance shall include the name of the Lessor as one of the parties insured thereby and shall fully protect both the Lessor and the Lessee as their respective interest may appear. In the event of destruction of the said buildings or improvements by fire, windstorm or other casualty for which insurance shall be payable and as often as such insurance money shall have been paid to the Lessor and the Lessee, said sums so paid shall be deposited in a joint account of the Lessor and the Lessee in a bank located in Clark County, Nevada, and shall be made available to the Lessee for the construction or repair, as the case may be, of any building or buildings damaged or destroyed by fire, windstorm or other casualty for which insurance money shall be payable and shall be paid out by the Lessor and the Lessee from said joint account from time to time on the estimate of any reliable architect licensed in the State of Nevada, and having jurisdiction of such reconstruction and repair, certifying that the amount of such estimate is being applied to the payment of the reconstruction or repair and at a reasonable cost therefor; provided, however, that it first be made to appear to the satisfaction of the Lessor that the total amount of money necessary to provide for the reconstruction or repair of any building or buildings destroyed or injured, as aforesaid, according to the plans adopted therefor, has been provided by the Lessee for such purpose and its application for such purpose assured.

          2.  Delivery of Policies.  The originals of all such policies shall be
              --------------------
delivered to the Lessor by the Lessee along with receipted bills evidencing the fact that the premiums therefor are paid; but nothing herein contained shall be construed as prohibiting the Lessee from financing the premiums where the terms of the policies are for three (3) years or more and in such event the receipts shall evidence it to be the fact that the installment premium payment or payments are paid at or before their respective maturities.

                                 ARTICLE X
                                 ---------

                  LESSEE'S COVENANT TO PAY INSURANCE PREMIUMS
                  -------------------------------------------

          The Lessee covenants and agrees with Lessor that the Lessee will pay premiums for all of the insurance policies which the Lessee is obligated to carry under the terms of this Lease, and will deliver to the Lessor evidence of such payment before the payment of any such premiums becomes in default, and the Lessee will cause renewals of expiring policies to be written and the policies or copies thereof, as the Lease may require, to be delivered to Lessor at least ten (10) days before the expiration date of such expiring policies.


                                   ARTICLE XI
                                   ----------

                                   ASSIGNMENT
                                   ----------

          1.  Written Assignment; Recording.  This Lease shall be assignable by
              -----------------------------
Lessee only upon the written consent of the Lessor, which consent shall not be unreasonably withheld if the following conditions are satisfied:

          a. that Lessor approves the financial condition and business reputation of the proposed assignee;

          b. that the proposed assignee establish with Lessor a deposit to secure its performance of the Lease in a sum equal to three (3) times the monthly rental at the time of assignment, interest on which shall accrue and be paid to the account of the assignee;

          c. that the proposed assignee shall expressly assume and agree to perform each and every of the covenants of this Lease which, by the terms hereof, the Lessee agrees to keep and perform, which assumption shall be evidenced by written instrument in recordable form, duly recorded in the Official Records of Clark County, Nevada, and an executed original thereof delivered to the Lessor;

          d. notwithstanding the foregoing, Lessee may assign this Lease to any wholly-owned subsidiary of Lessee's parent corporation.

     2.   Notice.  Each party (Lessor and Lessee) hereby covenants and agrees
          ------
with the other that such side will, within twenty (20) days after written notice shall have been given that side by the other, requiring a statement of the status of the Lease, give such statement in writing and truthfully, so as to show whether the Lease is in good standing, and, if it is not, the particulars in which it is not, and failure within such period of twenty (20) days so to give such written reply shall constitute a representation that the Lease is in good standing, which representation any person, within twenty (20) days after the expiration of said twenty (20) day period, may rely upon as being true and correct. Notice and the subsequent reply shall be deemed given and time shall begin to run when, respectively such notice and the consequent reply are deposited in the United States registered mails, with sufficient postage prepaid thereon to carry them to their addressed destinations and they shall be addressed to the Lessor and the Lessee at the place and in the manner prescribed as being the places and the manner for giving notice. Such notice shall contain, verbatim, all of the language set forth in this Section 2.

     3.   Lessee's Primary Liability.  If the Lessee's interest in and to this
          --------------------------
Lease Agreement is assigned, the Lessee's liability for the performance of any of the terms, conditions, covenants and agreements contained herein to be performed by the Lessee, shall remain in full force and effect.


                                  ARTICLE XII
                                  -----------

                                  CONDEMNATION
                                  ------------

     1.   Eminent Domain:  Cancellation.  It is understood and agreed that if,
          -----------------------------
at any time during the continuance of this Lease, the demised real estate or the improvement or building or buildings located thereon, or any portion thereof be taken or appropriated or condemned by reason of eminent domain, there shall be such division of the proceeds and awards in such condemnation proceedings and such abatement of the rent and other adjustments made as shall be just and equitable under the circumstances. If the Lessor and the Lessee are unable to agree upon what division, annual abatement of rent or other adjustments as are just and equitable, within thirty (30) days after such award has been made, then the matters in dispute shall, by appropriate proceedings, be submitted to a court having jurisdiction of the subject matter of such controversy in Clark County, Nevada, for its decision and determination of the matters in dispute.
If the legal title to the entire premises be wholly taken by condemnation, the Lease shall be canceled.

     2.   Apportionment.  Although the title to the building and any
          -------------
improvements placed by the Lessee upon the demised premises will pass to the Lessor, nevertheless, for purpose of condemnation, the fact that the Lessee placed such buildings on the demised premises shall be taken into account, and the deprivation of the Lessee's use of such buildings and improvements shall, together with the term of the lease remaining, be an item of damage in determining the portion of the condemnation award to which the Less is entitled. In general, it is the intent of this Section that, upon condemnation, the parties hereto shall share in their awards to the extent that their interests, respectively, are depreciated, damaged or destroyed by the exercise of the right of eminent domain. In this connection, if the condemnation is total, the parties agree that the condemnation award shall be allocated so that the then value of the property, as though it were vacant property, shall be allocated to the Lessor, and the then value of the building or buildings thereon shall be allocated between the Lessor and Lessee after giving due consideration to the number of years remaining in the term of this lease and the condition of the buildings at the time of condemnation.


                                  ARTICLE XIII
                                  ------------

                            LESSEE'S RIGHT TO BUILD
                            -----------------------

     1.   Building Not Mandatory.  This Lease is executed with the understanding
          ----------------------
and agreement that the Lessee is not obligated to construct any buildings or improvements on the demised premises, but if the Lessee desires to construct a building or buildings on the demised premises or any portion thereof, such building or buildings will be architecturally and structurally compatible with existing buildings and improvements.

     2.   Lessee to Bear Expenses.  If and when Lessee desires to construct any
          -----------------------
building, the Lessee covenants and agrees that the building or buildings must be constructed and paid for wholly at the expense of the Lessee.

     3.   Alteration and Waste.  During the term of this Lease or during any
          --------------------
Extended Term hereof, the Lessee may alter, change, improve or remodel the Premises or any part thereof in the ordinary course of Lessee's business without the consent of the Lessor, provided such changes are of a kind and quality equal to or superior to those presently in existence, and provided that Lessee shall not remove, demolish or impair the usefulness of any building or improvement situate upon the Premises without the written consent of the Lessor, which consent shall not be unreasonably withheld or denied. Lessor shall execute and deliver upon request of Lessee such instrument or instruments embodying the approval of Lessor which may be required by any public or quasi-public authority for the purpose of obtaining any license or permit for the making of such changes; Lessee shall pay all costs and obligations incurred for such licenses and permits.

     4.   Financial Commitment.  Before commencing the building, the Lessee
          --------------------
agrees that it will have arranged for financing so that at all times there will be available to the Lessee sufficient funds to pay for the cost of construction of the proposed building or buildings.

                                  ARTICLE XIV
                                  -----------

                                    DEFAULT
                                    -------

     1.   Effect of Default by Lessee.  It is further covenanted and agreed by
          ---------------------------
and between the parties hereto that in case at any time a default shall be made by the Lessee in the payment of any of the rent herein provided for upon the day such rent becomes due and payable, or in the case of default in relation to liens, as hereinabove provided for, or in case of the sale or forfeiture of the demised premises, or any part thereof, during the demised term for nonpayment of any tax or assessment, or in case the Lessee shall fail to keep insured any building, buildings or improvements which may at any time hereafter be upon such premises, as herein provided for, or shall fail to spend insurance money, as herein provided for, or shall fail to build or rebuild, as herein provided for, or if the Lessee shall fail to keep any mortgage, having a priority over the Lease, in good standing in the manner herein provided for, or if the Lessee shall fail to perform any of the covenants of this Lease by it to be kept and performed following required notices, then, in any of such events, it shall and may be lawful for the Lessor, upon election, to declare the demised term ended and to re-enter upon the premises and the building or buildings and improvements situated thereon, or any part thereof or thereon, either with or without process of law, the Lessee hereby waiving any demand for possession of such premises and any and all buildings and improvements then situated thereon, or the Lessor may have such other remedy as the law and this instrument may afford; and the Lessee covenants and agrees that upon the termination of the demised term, the Lessee will surrender and deliver up the demised premises and property (real and personal) peaceably to the Lessor, or the agent or attorney of the Lessor, immediately upon the termination of the demised term; and if the Lessee, its agent, attorney or tenants shall hold such premises, or any part thereof, one day after the same should be surrendered, according to the terms of this Lease, it shall be deemed guilty of forcible detainer of the premises under the statues and shall be subject to eviction or removal, forcibly or otherwise, with or without process of law.

     2.   Landlord-Tenant Relationship Only.  The parties understand and agree
          ---------------------------------
that the relationship between them is that of Landlord and Tenant, and the Lessee specifically acknowledges that all statutory proceedings in the State of Nevada regulating the relationship of Landlord and Tenant respecting collection of rent or possession of the premises accrue to the Landlord hereunder.

     3.   Lessor's Remedies.  Nothing herein contained shall be construed as
          -----------------
authorizing the Lessor to declare this Lease in default; however, where the default consists in the non-payment of rent, security, insurance, premiums or taxes until such nonpayment, in violation of the terms of this Lease, shall have continued for thirty (30) days after the respective due dates for payment of such taxes, security, insurance premiums and rent, and where the alleged default consists of some violation other than the non-payment of rent, security, insurance premiums or taxes, the Lessor may not declare this Lease in default until such violation shall have continued for thirty (30) days after the Lessor shall have given the Lessee written notice of such violations of if the default of Lessee is a type which is not reasonably possible to cure within thirty (30) days, or if Lessee has not commenced to cure said default within said thirty (30) day period and does not thereafter diligently prosecute the cure of said default to completion, provided, however, that nothing contained herein shall be construed as precluding the Lessor from having such remedy as may be and become necessary in order to preserve the Lessor's right and the interest of the Lessor in the premises and in this Lease, even before the expiration of the grace or notice periods provided for in this Section; if, under particular circumstances then existing, the allowance of such grace or the giving of such notice would prejudice or endanger the rights and estate of the Lessor in this Lease and in the demised premises.

     4.   Default Period.  All default and grace periods shall be deemed to run
          --------------
concurrently and not consecutively.

     5.   Legal Costs; Receiver.  Subject to the rights of the holder of any
          ---------------------
first mortgage to which this Lease has been subordinated, the Lessee pledges with, and assigns to, the Lessor all of the rents, issues and profits which might otherwise accrue to the Lessee for the use, enjoyment and operation of the demised premises and, in connection with such pledging of the rents, the Lessee covenants and agrees with the Lessor that if the Lessor, upon the default of the Lessee, elects to file suit in chancery to enforce the Lease and protect the Lessor's rights thereunder, then the Lessor may, as ancillary to such suit, apply to any court having jurisdiction thereof for the appointment of a receiver of all and singular the demised premises, the improvements and buildings located thereon; and, thereupon, it is expressly covenanted and agreed that the court shall, forthwith, appoint a receiver with the usual powers and duties of receivers in like cases, and such appointment shall be made by such court as a matter of strict right to the Lessor and without reference to the adequacy or inadequacy of the value of the property, which is subject to the landlord's lien, or to the solvency or insolvency of the Lessee and without reference to the commission of waste. Nothing in this Section contained shall be construed as empowering the Lessor to collect rents accruing from the premises, unless and until the Lessee is in default.

     6.   Lessor's Default.
          ----------------

          a. Should Lessor default in the performance of any covenant or agreement herein, and such default continue for thirty (30) days after receipt by Lessor of written notice thereof from Lessee, or if the default of Lessor is of a type which is not reasonably possible to cure within thirty (30) days, if Lessor has not commenced to cure said default within said thirty (30) day period and does not thereafter diligently prosecute the curing of said default to completion, Lessee may terminate this Lease upon giving written notice to the Lessor or exercise any other remedy available at law or in equity.

          b. In the event Lessor's default is of a type which can be cured by the payment of money, Lessee may (but shall not be obligated to ) pay any sums necessary to perform any obligation of Lessor hereunder and set off the cost thereof, with interest as provided herein, from Rent due and to become due pursuant to Article IV hereof. Lessee's right hereunder shall only be effective if Lessor has not made such payment within the applicable grace period.


                                   ARTICLE XV
                                   ----------

                 LESSEE'S DUTY TO KEEP PREMISES IN GOOD REPAIR
                 ---------------------------------------------

     Lessee covenants and agrees with Lessor that during the continuance of this Lease the Lessee will keep in good state of repair and in first class condition any and all buildings, furnishings, fixtures and equipment which are brought or constructed to placed upon the demised premises by the Lessee, nor will the Lessee suffer or permit any strip, waste or neglect of any building or other property to be committed, and that the Lessee will repair, replace and renovate such property as often as it may be necessary in order to keep the buildings and other property which is the subject matter of this Lease in first class repair and condition.


                                  ARTICLE XVI
                                  -----------

                         ADDITIONAL COVENANTS OF LESSEE
                         ------------------------------

     1.   Legal Use.  The Lessee covenants and agrees with the Lessor that the
          ---------
premises will be used for legal purposes only.

     2.   Insurance Claims.  The Lessee covenants and agrees with Lessor that no
          ----------------
damage or destruction to any building or improvements by fire, windstorm or any other casualty shall be deemed to entitle the Lessee to surrender possession of the premises or to terminate this Lease or to violate any of its provisions or to cause any rebate or reduction in the rent when due or thereafter becoming due under the terms hereof; and if the Lease shall be canceled for the Lessee's default at any time while there remains outstanding any obligation from any insurance company to pay for the damage or any part thereof, then the claim against the insurance company shall, upon the cancellation of the within Lease, be deemed immediately to become the absolute and unconditional property of the Lessor.

     3.   Termination.  The Lessee covenants and agrees with the Lessor that at
          -----------
the termination of this Lease the Lessee will peaceably and quietly deliver possession of the premises and all improvements, and including any furnishing, fixtures and equipment which the Lessee may have bought, placed or constructed upon the premises pursuant to the provisions of Article XII of this Lease, to the Lessor.

     4.   Costs of Suits.  In the event of litigation between the parties to
          --------------
enforce any provisions of the within Lease and Sublease, the prevailing party shall be entitled to receive costs of court and reasonable attorneys' fees.


                                  ARTICLE XVII
                                  ------------

                          COVENANT OF QUIET ENJOYMENT
                          ---------------------------

     The Lessor covenants and agrees with Lessee that so long as the Lessee keeps and performs all of the covenants and conditions by the Lessee to be kept and performed, the Lessee shall have quiet and undisturbed and continued possession of the premises, free from any claims against the Lessor and all persons claiming under, by or through the Lessor.


                                  ARTICLE XIX
                                  -----------

                                 MISCELLANEOUS
                                 -------------

     1.   Option to Purchase.  At any time during the lease period or any
          ------------------
extension thereof, the Lessee shall have the right and option to purchase the Leased Premises, i.e. the fee title to the property described on Exhibit "A" and the assignment of all Lessor's rights under the Sublease attached as Exhibit "B" for the purchase price of One Million Four Hundred Thousand Dollars ($1,400,000).

     2.   Notice of Exercise of Option.  The notice provided in Section 9 below
          ----------------------------
shall set forth therein the time of closing and a place of closing. The time of closing shall be designated in the notice of exercise but not later than sixty (60) days after the giving of such notice.

     3.   Closing.  At such closing conference (a) the Lessee shall pay to
          -------
Lessor (in current funds) the applicable purchase price; (b) the Lessor shall convey good and marketable title of the demised premises to the Lessee free and clear of all encumbrances and title defects other than those which arose at the Lessee's request or by virtue of the Lessee's tenancy; and (c) the Lessor and Lessee shall execute any and all documents which may be necessary to effectuate such closing and the transfer of title contemplated hereunder.

     4.   Covenants Running With Land.  All covenants, promises, conditions and
          ---------------------------
obligations herein contained or implied by law are covenants running with the land and shall attach and bind and inure to the benefit of the Lessor and Lessee and their respective heirs, legal representatives, successors and assigns, except as otherwise provided herein.

     5.   No Waiver.  That no waiver of a breach of any of the covenants in this
          ---------
Lease contained shall be construed to be a waiver of any succeeding breach of the same covenant.

     6.   Arrears.  That all arrearages after a three (3) business day grace
          -------
period in the payment of rent shall bear interest from the date when due and payable at the rate of ten percent (10%) per annum until paid.

     7.   Written Modifications.  That no modification, release, discharge or
          ---------------------
waiver of any provision hereof shall be of any force, effect or value unless in writing signed by the Lessor, or its duly authorized agent or attorney.

     8.   Entire Agreement.  That this instrument contains the entire agreement
          ----------------
between parties as of this date and that the execution hereof has not been induced by either party by representations, promises or undertakings not expressed herein and that there are no collateral agreements, stipulations, promises or undertakings whatsoever upon the respective parties in any way touching the subject matter of this instrument which are not expressly contained in this instrument.

     9.   Notices.  That when either party desires to give notice to the other
          -------
in connection with and according to the terms of this Lease, such notice shall be given by registered mail and it shall be deemed given when it shall have been deposited in the United States registered mails with sufficient postage prepaid thereon to carry it to its addressed destination and such notices shall be addressed as follows:

     For the Lessor:                John D. Gaughan
                                    600 E. Fremont
                                    Las Vegas, Nevada  89101

     With a Copy to:                William Singleton, Esq.
                                    Beckley, Singleton, DeLanoy,
                                      Jemison & List, Chartered
                                    530 Las Vegas Boulevard South
                                    Las Vegas, Nevada  89101

     For the Lessee:                Showboat, Inc.
                                    2800 Fremont Street
                                    Las Vegas, Nevada  89104

     With a Copy to:                H. Gregory Nasky, Esq.
                                    Kummer Kaempfer Bonner & Renshaw
                                    3800 Howard Hughes Parkway
                                    Seventh Floor
                                    Las Vegas, Nevada  80109

Nothing herein contained shall be construed as prohibiting the parties respectively from changing the place at which notice is thence forth to be given, but no such change shall be effective unless and until it shall have been accomplished by written notice given in the manner set forth in this Section.


          IN WITNESS WHEREOF, the Lessor and the Lessee have hereunto set their hands and seals, the day and year first above written.


                              EXBER, INC.



                              By:  /s/ John D. Gaughan
                                 ------------------------------
                                  JOHN D. GAUGHAN, President


                              SHOWBOAT OPERATING COMPANY



                              By:  /s/ Frank A. Modica
                                 ------------------------------
                                  President and Chief Executive
                                  Officer

STATE OF NEVADA          )
                         )    ss.
COUNTY OF CLARK          )


     On this _____ day of ____________, 1994, personally appeared before me, a notary public in and for the said County and State, JOHN D. GAUGHAN, known to me to be the President of EXBER, INC., and upon oath did depose that he is the President of said corporation; that the signature to said instrument was made by him as President of said corporation; and that the corporation executed the said instrument freely and voluntarily and for the uses and purposes therein mentioned.



  /s/ Larry Dolesh
- ------------------------
NOTARY PUBLIC



STATE OF NEVADA          )
                         )    ss.
COUNTY OF CLARK          )


     On this _____ day of ____________, 1994, personally appeared before me, a notary public in and for the said County and State, _______________________________, known to me to be the ______________________ of
__________________, and upon oath did depose that he is the
_____________________ of said corporation; that the signature to said instrument was made by him as ________________of said corporation; and that the corporation executed the said instrument freely and voluntarily and for the uses and purposes therein mentioned.



  /s/ Jean Y. Zorn
- ------------------------
NOTARY PUBLIC

                                  EXHIBIT "A"


That portion of the Southeast Quarter (SE 1/4) of the Northwest Quarter (NW 1/4) of Section 1, Township 21 South, Range 61 East, M.D.B. & M. in the County of Clark, State of Nevada, described as follows:

COMMENCING at the intersection of the North line of said Southeast Quarter (SE 1/4) of the Northwest Quarter (NW 1/4) with the Southwesterly line of U. S. Highway Nos. 93-95-466 (200.00 feet wide); thence along said Southwesterly line South 42 (Degrees) 27' East 1005.87 feet to the TRUE POINT OF BEGINNING; thence continuing along said Southwesterly line South 42 (Degrees) 27' East 250.00 feet; thence South 47 (Degrees) 33' West 250.00 feet; thence South 42 (Degrees) 27' East 150.00 feet; thence South 47 (Degrees) 33' West 132.44 feet to the North line of Oakey Boulevard, as said Boulevard is described in the deed to said County, recorded March 22, 1961 as Document No. 366543 of records of said County; thence along said North line South 69 (Degrees) 56'35" West 159.15 feet to the Southeasterly prolongation of the Southwesterly line of the land described in the deed to Mary A. Olson, recorded March 4, 1960 as Document No. 190293 of Official Records of said County; thence along said Southeasterly prolongation and Southwesterly line of said Olson land North 42 (Degrees) 27' West 292.61 feet to the most Westerly corner of said land; thence along the Northwesterly line of said land North 47 (Degrees) 33' East 500.00 feet to the TRUE POINT OF BEGINNING.

                                 EXHIBIT 10.39



                                  EXHIBIT "B"



                                    SUBLEASE
                                    --------

  THIS INDENTURE OF SUBLEASE made and entered into at Las Vegas, Nevada this 5th day of November, 1966, by and between DODD SMITH, of Las Vegas, Nevada hereinafter called "Sublessor" and JOHN D. GAUGHAN and LESLIE C. SCHWARTZ, of Las Vegas, Nevada, hereinafter called "Sublessees,"

 WITNESSETH:

  WHEREAS, Sublessor holds a Master Lease from JESSIE H. CLARK and IRIS W. CLARK, husband and wife, dated February 1, 1962, for a term of five (5) years from that date, and with option of renewal for an additional term of ten (10) years, upon premises commonly known as 2836 Fremont Street, Las Vegas, Nevada, and more particularly described in Exhibit "A" annexed hereto, which, by this reference is incorporated herein and made a part hereof; and

  WHEREAS, by an Amendment of Lease dated the 14th day of September, 1966, the term of said Master Lease has been extended to 99 years ending at midnight on the 31st day of January, 2061; and

  WHEREAS, said Master Lease has been amended in certain other particulars, and is being presently further amended in accordance with the terms of an addendum, which Sublessor represents and warrants as having been approved by the Sublessors, but which addendum has not yet been executed; and

  WHEREAS, Sublessor represents and warrants that AL SANDO TRAILER SALES, the former Sublessee of said premises, has surrendered its sublease and said premises to the Sublessor by an instrument in writing, and has relinquished all interest therein, and Sublessor is therefore free to enter into this sublease with Sublessees

  NOW, THEREFORE, in consideration of the premises and of the covenants and agreements of the parties hereto, one to and with the other, hereinafter set forth and contained, the parties hereto do hereby mutually covenant and agree as follows:

  1.   DEMISE.  Sublessor hereby leases, lets and demises to the Sublessees, and
       ------
Sublessees do hereby rent and take from Sublessor for the term hereinafter mentioned, and for each extended term should the option to extend herein provided be exercised, those certain premises commonly known as 2836 Fremont Street, Las Vegas, Clark County, Nevada, which are more particularly described in Document No. 265139, Book 328 Official Records of Clark County, Nevada, and in Exhibit "A" annexed hereto, which, by this reference is incorporated herein and made a part hereof, together with all and singular the tenements, hereditaments and improvements thereon situated and thereunto appertaining, and together also with all water rights, easements and other rights appurtenant to said property.

  2.   TERM AND OPTIONS TO EXTEND.  The term of this Sublease shall be four (4)
       --------------------------
years, commencing December 1, 1966 and terminating at midnight November 30, 1976. Provided, however, that if Sublessees shall not then be in default hereunder and this Sublease shall then still be in effect, Sublessees shall have the irrevocable right and option to extend the term of this Sublease for nine
(9)
successive terms of ten (10) years each running for the following periods:

      December 1, 1970 to November 30, 1980
      December 1, 1980 to November 30, 1990
      December 1, 1990 to November 30, 2000
      December 1, 2000 to November 30, 2010
      December 1, 2010 to November 30, 2020
      December 1, 2020 to November 30, 2030
      December 1, 2030 to November 30, 2040
      December 1, 2040 to November 30, 2050
      December 1, 2050 to November 30, 2060

Said options, or any or all of them, may be exercised by Sublessees at any time by giving to the Sublessor notice in writing of the election to exercise the same, such notice being given, however, not less than ten (10) months prior to the expiration of the original or any extended term of this lease. The terms and conditions of this Sublease shall remain the same during each successive extended term, except that there shall be no further option to extend the term of this Sublease beyond November 30, 2060.

  3.   RENT.  Sublessor reserves, and Sublessees covenant and agree to pay as
       ----
rent for the demised premises the sum of Five Hundred Fifty ($550.00) Dollars per month, payable monthly in advance on the 1st day of each and every month commencing on the 1st day of December, 1966. At their sole option and discretion, Sublessees may pay said rent by paying the sum of Five Hundred ($500.00) Dollars per month thereof directly to the Master Lessors,

JESSIE H. CLARK and IRIS W. CLARK, and their successors and assigns, and the remaining Fifty ($50.00) Dollars per month, to Sublessor.

  RENT ESCALATOR.  If the option to extend the term of this Sublease be
  --------------
exercised, then the rental payments herein reserved shall be adjusted on the fourth yearly anniversary date of the date of commencement of the term of this Sublease, that is, on December 1, 1970, and if the option to extend the term of this Sublease shall thereafter be successively exercised, then the rental payments herein reserved shall also be adjusted on the 1st day of each successive ten (10) year term, commencing on the 1st day of December, 1980, on the basis of the official Consumer and Wholesale Price Index published by the Bureau of Labor Statistics United States Department of Labor, in the manner following:

  The base period of said Consumer and Wholesale Price Index, as published at page 1059 of the Monthly Labor Review, September 1966, Volume 89, No. 9, is 1957-59, and the Index for that period equals 100. The most current available Consumer and Wholesale Price Index for all items, as so published, and using the aforesaid 1957-1959 index as equal to 100, shows the July 1966 index to be 113.3, which index of 113.3 shall be regarded as the Sublease base of 100 for purposes of rent adjustments under this Sublease.

  Based on the Consumer and Wholesale Price Index of 113.3 as of the date of execution of this Sublease, the rental shall be raised or lowered at each rent adjustment date as above set forth for the forthcoming ten (10) year term in the ratio of the increase or decrease in the Consumer and Wholesale Price Index on such rent adjustment dates (or the date of the nearest available Consumer and Wholesale Price Index). That is to say, by way of example, taking the Consumer and Wholesale Price Index as of the date of execution of this Sublease (113.3) as constituting the Sublease base of 100, in the event that on the first rent adjustment date, December 1, 1970, said price index has gone up to 123.3 (or an increase of 10% regarding 113.3 as equal to a Sublease base of 100), then the rent for the forthcoming 10 year term shall be increased by 10%, or to the sum of $605.00 per month. Contrariwise, if on December 1, 1980, the Consumer and Wholesale Price Index, shall have gone down to 118.3 (or to an increase of only 5% over the 113.3 index treated herein as equal to a Sublease base of 100) then the rent shall be reduced for the forthcoming 10 year term to where it represents an increase of only 5% over the original rent of $550.00 herein reserved, or the sum of $577.50 per month. PROVIDED, HOWEVER, that no adjustment shall be made for any increases or decreases in the Consumer and Wholesale Price Index of less than 1%, and that, under no circumstances shall the rent be lower than $550.00 per month, irrespective of the Consumer and Wholesale Price Index.

  4.   TAXES.  Sublessees further covenant and agree to pay to the Tax Receiver
       -----
of Clark County, Nevada when the same shall become due, and before the same shall become delinquent, all real property taxes and current installments of special assessments levied and assessed, or which shall hereafter be levied and assessed upon the demised premises and/or upon any permanent improvements placed thereon by Sublessees, or their Sublessees, successors, or assigns. The parties shall endeavor to cause the Tax Receiver of Clark County, Nevada to send a duplicate original of all bills for taxes or current installments of special assessments directly to Sublessees, but, in the event that this shall not be possible or feasible, Sublessor undertakes to furnish Sublessees with a photocopy of such bills on or before June 15th of each year, and, in any event, in sufficient time so that Sublessees may pay such bills before they become delinquent.
Sublessees, and their sublessees, successors, and assigns shall also pay when due, and before the same become delinquent, all personal property taxes levied and assessed upon such personal property as they may bring upon said premises.

  5.   SECURITY DEPOSIT.  Contemporaneously with the execution hereof,
       ----------------
Sublessees shall pay Sublessor the sum of Five Thousand Five Hundred Dollars ($5,500.00) as a security deposit to secure faithful performance of this Sublease by Sublessees. If Sublessees shall fail to exercise their option to extend the term of this lease for a ten (10) year term commencing on December 1, 1970, and if Sublessees are not then in default hereunder, and this Sublease shall then still be in effect, Sublessor agrees that Sublessees shall have the right to occupy said premises rent free for the last ten (10) months of the original term of this Sublease. If Sublessees shall exercise their option to extend the term of this Sublease for one or more ten (10) years extended terms, then Sublessees shall pay their rent, as due, during the last ten (10) months of the preceding term, and, in such event said security deposit shall be carried forward as a security deposit to secure faithful performance of this Sublease by the Sublessees during each succeeding extended term, and Sublessees not being in default, and this Sublease still then being in effect, Sublessees shall have the right to occupy said premises rent free during the last ten (10) months of the last ten (10) year term hereunder with respect to which Sublessees shall have exercised their option to extend hereunder.

  PROVIDED, HOWEVER, that it is expressly understood and agreed that Sublessor shall immediately pay said sum of Five Thousand Five Hundred ($5,500.00) Dollars so received by him from Sublessees as a security deposit, to the Master Lessors, as consideration for execution by the Master Lessors of an Addendum to the Amendment of Lease dated September 14, 1966, by the terms of which Addendum the Master Lessors shall sell, assign, transfer and set over to the Sublessor all their right, title and interest whatever in and to any buildings, structures, and improvements now situated upon the demised premises, including but not limited to leasehold improvements made by the Sublessor, and shall authorize and empower the Sublessor to alter, remodel, sell, transfer, remove, or demolish any such buildings, structures, and improvements, now or hereafter, situated upon said premises. Sublessees may, at their option, pay said sum of Five Thousand Five Hundred Dollars ($5,500.00) to Sublessor by check payable jointly to Sublessor and the Master Lessors.

  6.  USE OF PREMISES.  Sublessees shall have the right to use the demised
      ---------------
premises for the purpose of conducting thereon any lawful business or activity, without restriction. Sublessees covenant and agree that they will use and occupy said demised premises in such a way as to conform with all applicable City, County, State and Federal ordinances, laws, rules and regulations and will not willfully violate any thereof.

  7.  QUIET ENJOYMENT.  Sublessor covenants, agrees, and warrants that at all
      ---------------
times during the term, or any extended term hereof, and so long as Sublessees are not in default hereunder, Sublessees shall have the full, peaceful and quiet enjoyment of the demised premises, and FURTHER, that Sublessor has the full right and power to make this sublease.

  8.  UTILITY CHARGES.  Sublessee shall pay when due, and before delinquent, all
      ---------------
charges for light, power, gas, water, sewer, garbage and rubbish disposal and for any and all other public utilities used by Sublessees in connection with their occupancy of said premises.

  9.  RIGHT OF INSPECTION.  Sublessor may at all reasonable times enter upon any
      -------------------
part of the demised premises, in person or by duly authorized agent, for the purpose of inspecting the same for compliance with the provisions of this Sublease.

  10. IMPROVEMENTS.  In consideration of the execution of this Sublease by
      ------------
Sublessees, Sublessor hereby sells, assigns, transfers and sets over to the Sublessees all his right, title and interest, whatever, now existing or hereafter acquired, in and to any buildings, structures, and improvements now situated upon the demised premises, including, but not limited to leasehold improvements made by the Sublessor, or his previous Sublessees, and hereby authorizes and empowers the Sublessees to alter, remodel, sell, transfer, remove or demolish, any and all buildings, structures and improvements, now or hereafter situated upon said premises.

  Sublessees may at any time during the term, or any extended term, of this Sublease, at their own expense, erect, or cause to be erected, upon said leased premises such buildings, structures, improvements, and excavations as in their sole judgment and discretion shall be necessary or convenient for their occupancy of said premises. Provided, however, that before commencing such construction, Sublessees shall give Sublessor at least 24 hours notice in writing of their intention so to do to enable Sublessor to post and record in conformity with the Mechanics Lien Law of the State of Nevada an appropriate Notice of Non-Responsibility.

  11. LIENS AND ENCUMBRANCES.  Sublessees agree to keep the leased premises free
      ----------------------
and clear at all times from any liens or encumbrances made, suffered, or done by Sublessees or any other person or persons acting under their authority, which liens or encumbrances shall constitute a charge against Sublessor's or the Master Lessors' interest in said premises. PROVIDED, however, that nothing herein contained shall be deemed to prohibit Sublessees from mortgaging or otherwise hypothecating their leasehold interest under this Sublease.

  12. ASSIGNMENT AND SUBLETTING.  Sublessees shall have the full and
      -------------------------
unrestricted right to assign this Sublease and/or to sublet the whole, or any part, of the demised premises.

  13. LIABILITY INSURANCE.  Sublessees agree to carry and maintain and have in
      -------------------
full force and effect throughout the term, or any extended term of this Sublease, Public Liability insurance for the protection of all persons who may suffer injury while in, on, or about the demised premises, wherein the Master Lessors and the Sublessor will be named as co-insured as their interest may appear. The liability limits of said Public Liability insurance shall be $100,000.00 for injury to, or death of, any person, and with like limits per person, of $300,000.00 for injuries or death sustained in any one accident. Sublessees shall be under no obligation to keep in force Workmen's Compensation insurance for the benefit of Master

Lessors or Sublessor except at times when there shall be construction in progress at the demised premises, in consequence of which Master Lessors or Sublessor may become liable for the death or injury of workmen employed on such construction. Sublessor shall, on request, be furnished with copies of such insurance policies, and all endorsements thereon, or certificates evidencing such coverage.

  14. BANKRUPTCY.  If Sublessees shall be adjudged bankrupt or insolvent, in
      ----------
either voluntary or involuntary proceedings, or make a general assignment for the benefit of creditors, then, at the option of Sublessor, this Sublease shall terminate upon such adjudication or assignment and shall not be assignable by process of law, or treated as an asset of Sublessees, nor pass under the control of any trustee, receiver, or assignee of Sublessees by virtue of any such bankruptcy, insolvency, or general assignment for the benefit of creditors. Provided, however, that the aforesaid provisions shall not be operative in the event that one of the Sublessees alone shall become bankrupt or insolvent or make an assignment for the benefit of creditors, so long as the other Sublessee remains solvent. Provided, further, that no right conferred upon Sublessor in this Paragraph shall be used by Sublessor, or his successors, or assigns, to terminate or defeat the rights of any assignee or sublessee of Sublessor under an assignment of this Sublease or a sublease of all, or a portion, of the leased premises, so long as such assignee, or sublessee, is solvent. Provided, further that no right conferred upon Sublessor in this Paragraph shall be used to terminate or defeat the rights of any mortgagee, beneficiary, or other encumbrancer holding a mortgage, trust deed, or other lien upon the leasehold interest of the Sublessees hereunder.

  15. DEFAULT.  If Sublessees shall be in default in payment of any rent herein
      -------
reserved, or in payment of any taxes herein agreed to be paid by Sublessees, or in performance of any other covenants or conditions of this Sublease upon their part to be kept and performed, and if such default shall continue for thirty
(30) days from and after service upon the Sublessees, and both of them, of written notice of such default, then, and in such event, Sublessor may, at his option, take such action or pursue such remedy as may be permitted under the laws of the State of Nevada, and may, at his election, retain the unused portion of said security deposit as liquidated damages for such breach. Sublessor agrees to give a like notice of default to every assignee or sublessee of Sublessees holding the demised premises or any part thereof under a recorded assignment or sublease from Sublessees, and also to every mortgagee, beneficiary, or other encumbrancer of the leasehold interest of the Sublessees under a recorded mortgage, deed of trust, or assignment for security. It is further expressly agreed that if Sublessees, or any such assignee or sublessee under the Sublessees, or any such mortgagee, beneficiary, or other encumbrancer of said leasehold interest, shall, within said thirty (30) day period cure such default then this Sublease may not be terminated by the Sublessor, but shall be deemed restored to good standing.

  16. SURRENDER OF PREMISES.  Upon the expiration of this Sublease by lapse of
      ---------------------
time, or other termination hereof, Sublessees shall surrender the demised premises in as good order and repair as reasonable wear and tear in the prudent use thereof will permit, damage by fire and the elements excepted. Should Sublessees hold over after the expiration of the term, or any extended term, then, unless the term has been extended, as herein provided, such holding over shall be deemed a tenancy from month to month only at the rent and on the terms herein specified.

  17. FIRE INSURANCE.  Should Sublessees erect any buildings, structures, or
      --------------
improvements upon the demised premises, such buildings, structures, and improvements shall be considered the property of the Sublessees at all times until the termination of this Sublease by lapse of time, or otherwise. Sublessees may carry fire and other casualty insurance thereon for their own protection, and, in the event of any damage or destruction of such buildings, structures or improvements by fire, or other casualty, occurring at any time prior to the termination of this Sublease by lapse of time, or otherwise, Sublessees shall be entitled to collect and apply for their own use and benefit the full proceeds received from any policy of fire or other casualty insurance then in effect, and shall be under no obligation to repair or rebuild with the proceeds of such insurance.

  18. CONDEMNATION.  In the event that the demised premises or any part thereof,
      ------------
shall be condemned by any public authority under the power of eminent domain, so much of the compensation paid by such public authority for such taking as is attributable to the leasehold interest of the Sublessor under the Master Lease and the Leasehold interest of the Sublessees hereunder shall be prorated in the ratio that the unexpired term and all optional extended terms under this Sublease bear to the full unexpired term of the Master Lease. However, any buildings, structures, or improvements erected upon the demised premises by, or at the instance of, Sublessees shall be considered their own property if such condemnation occurs at any time while this Sublease is still in force, and so much of the compensation paid by such public authority for such taking as shall be attributable to the taking of such buildings, structures, and improvements, as distinguished from the land, shall be paid by the public authority effecting such condemnation to the Sublessees.

  19. NOTICES.  All notices given hereunder by Sublessor to Sublessees shall
      -------
either be delivered personally to the Sublessees, and each of them, or shall be delivered to both Sublessees by registered mail addressed as follows:

                     JOHN D. GAUGHAN
                     c/o El Cortez Hotel
                     600 Fremont Street
                     Las Vegas, Nevada.

                                      and

                     LESLIE C. SCHWARTZ
                     2205 Sunland
                     Las Vegas, Nevada

  All notices given hereunder by Sublessees to Sublessor shall either be delivered personally to the Sublessor, or shall be delivered to Sublessor by registered mail addressed as follows:

                     DODD SMITH
                     1119 So. Shadow Lane
                     Las Vegas, Nevada

  Notices so addressed by registered mail and posted at Las Vegas, Nevada shall be deemed given on the date of mailing whether received by the party to whom addressed or not. Either of the parties may at any time, and from time to time, designate to the other in writing, a new address to which all notices intended for such party shall be addressed.

  20. PAYMENT AND OFFSET BY SUBLESSEES.  In order to protect and preserve their
      --------------------------------
interest hereunder, Sublessor hereby authorizes and empowers Sublessees to make any payments, and deliver any notices or instruments, which it shall be the obligation of Sublessor to pay or deliver to the Master Lessors under the Master Lease, or which Sublessor shall have the right to pay or deliver to the Master Lessors under the Master Lease, directly to the Master Lessor for the account of the Sublessor, and to offset the amount of such payments against the earliest maturing rents due hereunder to the Sublessor.

  21. CONDITIONS PRECEDENT.  It is expressly understood and agreed that this
      --------------------
Sublease shall become effective only if Sublessor shall, within ten (10) days from this date, furnish Sublessees in form suitable for recordation, a duplicate original of said Amendment of Lease dated September 14, 1966 between JESSIE H. CLARK and IRIS W. CLARK, as Lessors and DODD SMITH as Lessee, extending the term of the Indenture of Lease dated February 1, 1962, herein referred to as "Master Lease" to midnight January 31, 2061, and shall also within the like period of ten (10) days from this date furnish Sublessees the Addendum to said Amendment of Lease containing the terms mentioned in Paragraph 5 hereof. At Sublessees' option said ten (10) day period may be extended up to, but not later than November 30, 1966.

  22. HEIRS AND ASSIGNS.  This Sublease shall inure to the benefit of, and bind,
      -----------------
the heirs, executors, administrators, successors and assigns of the parties hereto respectively.

      DATED this 5th day of November, 1966.

                              /s/ Dodd Smith
                            -------------------------------
                            SUBLESSOR   Dodd Smith



                              /s/ John D. Gaughan
                            -------------------------------
                                       John D. Gaughan


                              /s/ Leslie C. Schwartz
                            -------------------------------
                            SUBLESSEES  Leslie C. Schwartz

STATE OF NEVADA )
                )  ss.
COUNTY OF CLARK )

  On this 7th day of November 1966, personally appeared before me, a Notary Public in and for said County and State, DODD SMITH, known to me to be the person described in and who executed the foregoing instrument, who acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein mentioned.



                              /s/ George Rudiak
                            -------------------------------
                            NOTARY PUBLIC in and for
                            said County and State.



STATE OF NEVADA )
                )  ss.
COUNTY OF CLARK )

  On this 7th day of November 1966, personally appeared before me, a Notary Public in and for said County and State, JOHN D. GAUGHAN, known to me to be the person described in and who executed the foregoing instrument, who acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein mentioned.



                              /s/ George Rudiak
                            -------------------------------
                            NOTARY PUBLIC in and for
                            said County and State.

STATE OF NEVADA )
                )  ss.
COUNTY OF CLARK )

  On this 7th day of November 1966, personally appeared before me, a Notary Public in and for said County and State, LESLIE C. SCHWARTZ, known to me to be the person described in and who executed the foregoing instrument, who acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein mentioned.


                              /s/ George Rudiak
                            -------------------------------
                            NOTARY PUBLIC in and for
                            said County and State.

                            EXHIBIT "A" TO SUBLEASE



Preliminary Report
Title File Number 70872



The land referred to in this Report is situated in the State of Nevada, County of Clark, and is described as follows:

That portion of the Southeast Quarter (SE 1/4) of the Northwest Quarter (NW 1/4) of Section 1, Township 21 South, Range 61 East, M.D.B. & M., lying West of U.S. Highway Nos. 93-95-466 (Boulder Highway) more particularly described as follows:

COMMENCING at the intersection of the North line of said Southeast Quarter (SE 1/4) of the Northwest Quarter (NW 1/4) with the West line of said Boulder Highway;
THENCE South 42 (Degrees) 77' East along the said West line of Boulder Highway
- ------
a distance of 1285.87 feet to the TRUE POINT OF BEGINNING;
                                  -----------------------

THENCE continuing South 42 (Degrees) 27' East along the last mentioned West
- ------
line, a distance of 150 feet to a point (Said point being the Northeast corner of the parcel of land heretofore conveyed to Frank A. Sagstetter and wife and Mary Agnes Olsen by I.A. Stub, by deed dated March 28, 1950, and recorded as Document No. 336399 on the 3rd day of April, 1950, in Book 67 of Deeds, Page 41, Clark County, Nevada records);

THENCE South 47 (Degrees) 33' West along the Easterly line of said parcel of
- ------
land described in the said Deed from I.A. Stub to Frank A. Sagstetter, et al, a distance of 250 feet to a point;
THENCE North 42 (Degrees) 27' West 150 feet to a point;
- ------
THENCE North 47 (Degrees) 33' East a distance of 250 feet to the TRUE POINT OF
- ------                                                           -------------
BEGINNING.
- ---------